UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 17, 2011

MAGNETEK, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10233	95-3917584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N49 W13650 Campbell Drive
Menomonee Falls, WI	53051
(Address of Principal Executive Offices)	(Zip Code)

(262) 783-3500
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.
On November 17, 2011, Magnetek, Inc. (the “Company”) announced that the Board has approved a 1-for-10 reverse split of our common stock. The Company intends to effect the reverse stock split as of the close of trading on December 2, 2011, such that the Company's common stock (NYSE symbol “MAG”) will commence trading at its post-split price at the opening of the market on December 5, 2011. However, such timing will be subject to the final determination of the New York Stock Exchange. The ticker symbol for the Company will not change, but the Company will be issued a new CUSIP number, 559424403. A copy of the Company's press release relating to the planned reverse stock split is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Magnetek, Inc. Press Release dated November 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 17, 2011

MAGNETEK, INC.

/s/ Marty J. Schwenner
By:	Marty J. Schwenner
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Magnetek, Inc. Press Release dated November 17, 2011

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